EXHIBIT 99.1
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
The following unaudited pro forma condensed consolidated financial information is derived from the historical consolidated financial statements and accounting records of Oasis Petroleum Inc. (the “Company” or “Oasis”). In May 2020, the SEC adopted Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 became effective on January 1, 2021, and the unaudited pro forma condensed consolidated financial information herein is presented in accordance therewith.
The unaudited pro forma condensed consolidated financial information reflects the Permian Basin Sale (defined below), in accordance with Article 11 of Regulation S-X of the Exchange Act. On May 20, 2021, Oasis Petroleum Permian LLC (“OPP”), a wholly-owned subsidiary of the Company, entered into a purchase and sale agreement (the “Permian PSA”) with Percussion Petroleum Operating II, LLC (“Percussion”). Pursuant to the Permian PSA, OPP agreed to sell to Percussion its remaining upstream assets in the Texas region of the Permian Basin for aggregate consideration of up to $450.0 million, consisting of $375.0 million and up to three earn-out payments of $25.0 million per year for each of 2023, 2024 and 2025 if the average daily settlement price of NYMEX West Texas Intermediate crude oil exceeds $60 per barrel for such year (the “Primary Permian Basin Sale”). The effective date of the Primary Permian Basin Sale was March 1, 2021. On June 29, 2021, the Company closed the Primary Permian Basin Sale, and received net cash proceeds (after purchase price adjustments) of $347.3 million, subject to post-closing adjustments. In addition, the Company previously divested certain wellbore interests in the Texas region of the Permian Basin to separate buyers in the second quarter of 2021 for aggregate consideration of $19.4 million, subject to post-closing adjustments (the “Additional Permian Basin Sale” and together with the Primary Permian Basin Sale, collectively, the “Permian Basin Sale”). The Company has retained midstream assets in the Permian Basin through its indirect ownership interest in Panther DevCo LLC (“Panther DevCo”), a wholly-owned subsidiary of Oasis Midstream Partners LP. The Permian Basin Sale does not qualify as discontinued operations as it does not represent a strategic shift that will have a major effect on the Company’s operations or financial results. The transaction accounting adjustments related to the Permian Basin Sale are shown as “Transaction Accounting Adjustments — Permian Basin Sale” below.
The Permian Basin Sale constituted a significant disposition for purposes of Item 2.01 of Form 8-K. As a result, the Company prepared the accompanying unaudited pro forma condensed consolidated financial statements to show the pro forma effects of the Permian Basin Sale.
The unaudited pro forma condensed consolidated statements of operations for the three month period ended March 31, 2021, period from January 1, 2020 through November 19, 2020 and period from November 20, 2020 to December 31, 2020 presented below have been derived from the Company's historical consolidated statements of operations and accounting records for such periods, and were prepared as if the Permian Basin Sale had occurred on January 1, 2020. On November 19, 2020, the Company emerged from bankruptcy and adopted fresh start accounting in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification 852, Reorganizations, which resulted in a new basis of accounting and the Company becoming a new entity for financial reporting purposes. References to “Predecessor” relate to the period from January 1, 2020 through November 19, 2020, and references to “Successor” relate to the period from November 20, 2020 through December 31, 2020. The unaudited pro forma condensed consolidated balance sheet at March 31, 2021 presented below was derived from the Company’s historical unaudited condensed consolidated balance sheet at March 31, 2021 and was prepared as if the Permian Basin Sale had occurred on March 31, 2021.
The unaudited pro forma condensed consolidated financial statements and underlying pro forma adjustments are based upon currently available information and include certain estimates and assumptions made by the Company’s management; accordingly, actual results could differ materially from the pro forma information. Management believes that the assumptions used to prepare the unaudited pro forma condensed consolidated financial information and accompanying notes provide a reasonable and reliably determinable basis for presenting the significant effects of the Permian Basin Sale. The following unaudited pro forma condensed consolidated statements of operations do not purport to represent what the Company’s results of operations would have been if the Permian Basin Sale had occurred on January 1, 2020. The unaudited pro forma condensed consolidated financial information should be read together with the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the three months ended March 31, 2021.

Oasis Petroleum Inc.
Condensed Consolidated Balance Sheet (Unaudited)

	March 31, 2021
	Historical	Transaction Accounting Adjustments – Permian Basin Sale		Pro Forma
	(In thousands)

ASSETS
Current assets
Cash and cash equivalents	$113,054	$364,333	(a)	$477,387
Accounts receivable, net	268,818	(44,461)	(b)	224,357
Inventory	29,423	(853)	(b)	28,570
Prepaid expenses	8,226	(129)	(b)	8,097
Other current assets	3,002	(5)	(b)	2,997
Total current assets	422,523	318,885		741,408
Property, plant and equipment
Oil and gas properties (successful efforts method)	839,328	(185,522)	(b)	653,806
Other property and equipment	936,224	(2,937)	(b)	933,287
Less: accumulated depreciation, depletion and amortization	(56,003)	7,567	(b)	(48,436)
Total property, plant and equipment, net	1,719,549	(180,892)		1,538,657
Derivative instruments	—	32,860	(c)	32,860
Long-term inventory	15,805	(3,571)	(b)	12,234
Operating right-of-use assets	5,486	—		5,486
Intangible assets	42,986	—		42,986
Goodwill	70,534	—		70,534
Deferred income taxes	2,670	—		2,670
Other assets	17,625	—		17,625
Total assets	$2,297,178	$167,282		$2,464,460

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$6,492	$(397)	(b)	$6,095
Revenues and production taxes payable	185,044	(19,772)	(b)	165,272
Accrued liabilities	152,217	(34,621)	(b)	117,596
Accrued interest payable	509	—		509
Derivative instruments	156,450	—		156,450
Advances from joint interest partners	2,661	(313)	(b)	2,348
Current operating lease liabilities	2,143	—		2,143
Other current liabilities	3,123	—		3,123
Total current liabilities	508,639	(55,103)		453,536
Long-term debt	674,238	—		674,238
Asset retirement obligations	47,398	(3,466)	(b)	43,932
Derivative instruments	96,560	—		96,560
Operating lease liabilities	1,934	—		1,934
Other liabilities	6,406	—		6,406
Total liabilities	1,335,175	(58,569)		1,276,606

Commitments and contingencies
Stockholders’ equity
Common stock, $0.01 par value: 60,000,000 shares authorized; 20,093,084 shares issued and 20,093,084 shares outstanding at March 31, 2021 and 20,093,017 shares issued and 20,093,017 shares outstanding at December 31, 2020	200	—		200
Additional paid-in capital	958,081	—		958,081
Retained earnings (accumulated deficit)	(93,504)	225,851	(b)	132,347
Oasis share of stockholders’ equity	864,777	225,851		1,090,628
Non-controlling interests	97,226	—		97,226
Total stockholders’ equity	962,003	225,851		1,187,854
Total liabilities and stockholders’ equity	$2,297,178	$167,282		$2,464,460

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Oasis Petroleum Inc.
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except per share data)

	Predecessor
	Period from January 1, 2020 through November 19, 2020

	Historical	Transaction Accounting Adjustments – Permian Basin Sale		Pro Forma

Revenues
Oil and gas revenues	$603,585	$(86,734)	(a)	$516,851
Purchased oil and gas sales	186,367	(25,060)	(a)	161,307
Midstream revenues	166,631	9,079	(c)	175,710
Other services revenues	6,836	—		6,836
Total revenues	963,419	(102,715)		860,704
Operating expenses
Lease operating expenses	118,372	(16,588)	(a)	101,784
Midstream expenses	42,987	2,869	(c)	45,856
Other services expenses	6,658	—		6,658
Gathering, processing and transportation expenses	85,896	(5,042)	(a)	80,854
Purchased oil and gas expenses	185,893	(25,670)	(a)	160,223
Production taxes	45,439	(3,841)	(a)	41,598
Depreciation, depletion and amortization	291,115	(36,672)	(a)	254,443
Exploration expenses	2,748	(468)	(a)	2,280
Rig termination	1,279	(1,279)	(a)	—
Impairment	4,937,143	(996,266)	(a)	3,940,877
General and administrative expenses	145,294	(2,333)	(a)	142,961
Litigation settlement	22,750	—		22,750
Total operating expenses	5,885,574	(1,085,290)		4,800,284
Gain on sale of properties	10,396	225,851	(b)	236,247
Operating income (loss)	(4,911,759)	1,208,426		(3,703,333)
Other income (expense)
Net gain on derivative instruments	233,565	—		233,565
Interest expense, net of capitalized interest	(181,484)	—		(181,484)
Gain on extinguishment of debt	83,867	—		83,867
Reorganization items, net	786,831	123,238	(a)	910,069
Other income (expense)	1,407	4	(a)	1,411
Total other income (expense), net	924,186	123,242		1,047,428
Income (loss) before income taxes	(3,987,573)	1,331,668		(2,655,905)
Income tax benefit (expense)	262,962	(81,051)	(d)	181,911
Net income (loss) including non-controlling interests	(3,724,611)	1,250,617		(2,473,994)
Less: Net loss attributable to non-controlling interests	(84,283)	—		(84,283)
Net income (loss) attributable to Oasis	$(3,640,328)	$1,250,617		$(2,389,711)
Loss attributable to Oasis per share:
Basic	$(11.46)			$(7.52)
Diluted	(11.46)			(7.52)
Weighted average shares outstanding:
Basic	317,644	—		317,644
Diluted	317,644	—		317,644
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

	Successor
	Period from November 20, 2020 through December 31, 2020

	Historical	Transaction Accounting Adjustments – Permian Basin Sale		Pro Forma

Revenues
Oil and gas revenues	$86,442	$(12,554)	(a)	$73,888
Purchased oil and gas sales	7,227	(72)	(a)	7,155
Midstream revenues	26,031	903	(b)	26,934
Other services revenues	215	—		215
Total revenues	119,915	(11,723)		108,192
Operating expenses
Lease operating expenses	17,841	(1,679)	(a)	16,162
Midstream expenses	10,572	314	(b)	10,886
Gathering, processing and transportation expenses	9,124	(363)	(a)	8,761
Purchased oil and gas expenses	7,357	116	(a)	7,473
Production taxes	5,938	(580)	(a)	5,358
Depreciation, depletion and amortization	16,094	(2,403)	(a)	13,691
General and administrative expenses	14,224	(107)	(a)	14,117
Total operating expenses	81,150	(4,702)		76,448
Gain on sale of properties	11	—		11
Operating income (loss)	38,776	(7,021)		31,755
Other expense
Net loss on derivative instruments	(84,615)	—		(84,615)
Interest expense, net of capitalized interest	(3,168)	—		(3,168)
Other expense	(402)	(267)	(a)	(669)
Total other expense	(88,185)	(267)		(88,452)
Loss before income taxes	(49,409)	(7,288)		(56,697)
Income tax benefit	3,447	—	(c)	3,447
Net loss including non-controlling interests	(45,962)	(7,288)		(53,250)
Less: Net income attributable to non-controlling interests	3,950	—		3,950
Net loss attributable to Oasis	$(49,912)	$(7,288)		$(57,200)
Loss attributable to Oasis per share:
Basic	$(2.50)			$(2.86)
Diluted	(2.50)			(2.86)
Weighted average shares outstanding:
Basic	19,991	—		19,991
Diluted	19,991	—		19,991
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

	Three Months Ended March 31, 2021
	Historical	Transaction Accounting Adjustments – Permian Basin Sale		Pro Forma
Revenues
Oil and gas revenues	$245,461	$(34,966)	(a)	$210,495
Purchased oil and gas sales	48,460	(11,879)	(a)	36,581
Midstream revenues	61,312	1,720	(b)	63,032
Other services revenues	226	—		226
Total revenues	355,459	(45,125)		310,334
Operating expenses
Lease operating expenses	35,260	(4,619)	(a)	30,641
Midstream expenses	27,898	668	(b)	28,566
Gathering, processing and transportation expenses	15,711	921	(a)	16,632
Purchased oil and gas expenses	48,410	(11,578)	(a)	36,832
Production taxes	16,280	(1,701)	(a)	14,579
Depreciation, depletion and amortization	39,990	(5,185)	(a)	34,805
Exploration expenses	423	58	(a)	481
Impairment	3	(3)	(a)	—
General and administrative expenses	20,737	(108)	(a)	20,629
Total operating expenses	204,712	(21,547)		183,165
Gain on sale of properties	88	—		88
Operating income (loss)	150,835	(23,578)		127,257
Other income (expense)
Net loss on derivative instruments	(181,515)	—		(181,515)
Interest expense, net of capitalized interest	(8,697)	—		(8,697)
Other income	458	285	(a)	743
Total other income (expense), net	(189,754)	285		(189,469)
Loss before income taxes	(38,919)	(23,293)		(62,212)
Income tax benefit	3,654	—	(c)	3,654
Net loss including non-controlling interests	(35,265)	(23,293)		(58,558)
Less: Net income attributable to non-controlling interests	8,327	—		8,327
Net loss attributable to Oasis	$(43,592)	$(23,293)		$(66,885)
Loss attributable to Oasis per share:
Basic	$(2.18)			$(3.34)
Diluted	(2.18)			(3.34)
Weighted average shares outstanding:
Basic	20,000	—		20,000
Diluted	20,000	—		20,000
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
1. Basis of Presentation
On June 29, 2021, the Company completed the Primary Permian Basin Sale, with an effective date of March 1, 2021, to divest its remaining upstream assets in the Texas region of the Permian Basin for aggregate consideration of up to $450.0 million, consisting of $375.0 million and up to three earn-out payments of $25.0 million per year for each of 2023, 2024 and 2025. In addition, the Company completed the Additional Permian Basin Sale to separate buyers in the second quarter of 2021 to divest certain wellbore interests in the Texas region of the Permian Basin. The unaudited pro forma condensed consolidated financial information has been derived from the historical consolidated financial statements and accounting records of the Company. The unaudited pro forma condensed consolidated balance sheet at March 31, 2021 was prepared as if the Permian Basin Sale had occurred on March 31, 2021. The unaudited pro forma condensed consolidated statements of operations for the three month period ended March 31, 2021, period from January 1, 2020 through November 19, 2020 and period from November 20, 2020 to December 31, 2020 were prepared as if the Permian Basin Sale had occurred on January 1, 2020. On November 19, 2020, the Company emerged from bankruptcy and adopted fresh start accounting in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification 852, Reorganizations, which resulted in a new basis of accounting and the Company becoming a new entity for financial reporting purposes. References to “Predecessor” relate to the period from January 1, 2020 through November 19, 2020, and references to “Successor” relate to the period from November 20, 2020 through December 31, 2020.
The unaudited pro forma condensed consolidated financial statements and underlying pro forma adjustments are based upon currently available information and include certain estimates and assumptions made by management; accordingly, actual results could differ materially from the pro forma information. Management believes the assumptions provide a reasonable and reliably determinable basis for presenting the significant effects of the Permian Basin Sale. These unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and may or may not provide an indication of results in the future.

2. Pro Forma Adjustments and Assumptions
Balance Sheet
The unaudited pro forma condensed consolidated balance sheet at March 31, 2021 reflects the following adjustments:
(a) This adjustment represents the receipt of cash proceeds from the Permian Basin Sale (subject to post-closing adjustments) of $364.3 million, net of purchase price adjustments and estimated selling costs. The following table presents the estimated cash proceeds from the Permian Basin Sale (in thousands):

Gross cash proceeds:
Primary Permian Basin Sale	$375,000
Additional Permian Basin Sale	5,670
Total gross cash proceeds	380,670

Closing adjustments:
Primary Permian Basin Sale	(27,743)
Additional Permian Basin Sale	13,756
Total closing adjustments	(13,987)

Less: estimated selling costs	(2,350)

Net cash proceeds	$364,333
(b) These adjustments represent the elimination of assets and liabilities attributable to the Permian Basin Sale. The adjustments do not reflect any third party receivables which could arise from the assignment to Percussion of the existing midstream commercial agreements with Panther DevCo for crude oil and produced water services pursuant to the Permian PSA.

(c) This adjustment represents the preliminary estimated fair value of Contingent Consideration (defined below) associated with the Primary Permian Basin Sale. Pursuant to the Permian PSA, the Company is entitled to three earn-out payments (the “Contingent Consideration”) of $25.0 million per year for each of 2023, 2024 and 2025 if the average daily settlement price of NYMEX West Texas Intermediate crude oil exceeds $60 per barrel for such year. If the NYMEX West Texas Intermediate crude oil price for calendar year 2023 or 2024 is less than $45 per barrel, then each calendar year thereafter Percussion’s obligation to make an earn-out payment is terminated. The Contingent Consideration was determined to be an embedded derivative that was bifurcated, accounted for separately and recognized at fair value. Fair value was determined by a third party valuation specialist using a Monte Carlo simulation model.
Statements of Operations
The unaudited pro forma condensed consolidated statement of operations of the Predecessor from January 1, 2020 through November 19, 2020 reflect the following adjustments:
(a) These adjustments represent the elimination of the revenues and expenses associated with the assets divested in the Permian Basin Sale.
(b) This adjustment reflects the estimated gain of $225.9 million arising from the Permian Basin Sale. The calculation of the gain on sale is not complete as it is based on certain preliminary information and does not reflect final working capital and other post-closing adjustments. The following table presents the components of the estimated gain on sale (in thousands):

Net cash proceeds	$364,333
Contingent consideration	32,860
Total consideration	397,193
Less: cost basis of net assets	(171,342)
Estimated gain on sale	$225,851
(c) These adjustments represent midstream revenues and expenses associated with services provided by Panther DevCo to OPP and previously eliminated in consolidation. At closing, such commercial agreements for crude oil and produced water services were assigned to Percussion in the Permian PSA.
(d) This adjustment represents the estimated income tax impact from the Permian Basin Sale at the applicable state and federal statutory tax rate.
The unaudited pro forma condensed consolidated statement of operations of the Successor from November 20, 2020 through December 31, 2020 reflect the following adjustments:
(a) These adjustments represent the elimination of the revenues and expenses associated with the assets divested in the Permian Basin Sale.
(b) These adjustments represent midstream revenues and expenses associated with services provided by Panther DevCo to OPP and previously eliminated in consolidation. At closing, such commercial agreements for crude oil and produced water services were assigned to Percussion in the Permian PSA.
(c) The estimated income tax effect is zero due to the Company recording a full valuation allowance against substantially all deferred tax assets in the first quarter of 2020.
The unaudited pro forma condensed consolidated statement of operations for the three month period ended March 31, 2021 reflect the following adjustments:
(a) These adjustments represent the elimination of the revenues and expenses associated with the assets divested in the Permian Basin Sale.
(b) These adjustments represent midstream revenues and expenses associated with services provided by Panther DevCo to OPP and previously eliminated in consolidation. At closing, such commercial agreements for crude oil and produced water services were assigned to Percussion in the Permian PSA.
(c) The estimated income tax effect is zero due to the Company recording a full valuation allowance against substantially all deferred tax assets in the first quarter of 2020.